SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 30, 2004

Nortek Holdings, Inc.
(Exact name of issuer as specified in its charter)

Delaware	1-6112	16-1638891
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island (Address of Princitpal Executive Offices)	02903-2360 (Zip Code)

Registrant's telephone number, including area code: (401) 751-1600

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

99.1	Press release, dated March 30, 2004.

Item 12.	OTHER EVENTS

On March 30, 2004, Nortek Holdings, Inc. publicly announced its results of operations for its fiscal year and fourth quarter ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. This information is being furnished under Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEK HOLDINGS, INC.

By: /s/Edward J. Cooney
Name: Edward J. Cooney
Title:Vice President and Treasurer

Date: March 30, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press release, dated March 30, 2004.